Exhibit 1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”)

JPMorgan Chase Bank, National Association

J.P. Morgan Securities LLC

Academy Securities, Inc.

Drexel Hamilton, LLC

(collectively, the “Specified Parties”)

Re:	BX Trust 2022-VAMF (the “Issuing Entity”)
Commercial Mortgage Pass-Through Certificates, Series 2022-VAMF (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Specified Parties, for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to the Mortgage Loan (as defined herein) contained on the Data Files (as defined herein) (the “Subject Matter”) relating to the Issuing Entity’s securitization transaction as of 7 January 2022. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Depositor provided us with:

a.	Certain electronic data files (the “Data Files”) that are described in Attachment A,
b.	Copies of various source documents (the “Source Documents”), which are listed on Exhibit 1 to Attachment A,
c.	A list of characteristics on the Data Files (the “Compared Characteristics”), which are listed on Exhibit 2 to Attachment A, that the Depositor instructed us to compare to information contained in the Source Documents,
d.	A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that the Depositor instructed us to recalculate using information on the Data Files,
e.	A list of characteristics on the Data Files (the “Provided Characteristics”), which are listed on Exhibit 3 to Attachment A, on which the Depositor instructed us to perform no procedures,
f.	A draft of the preliminary confidential offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
g.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Data Files, Source Documents, Compared Characteristics, Recalculated Characteristics, Provided Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A with respect to the Data Files. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the Source Documents, Provided Characteristics, Draft Preliminary Offering Circular or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loan, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loan,
iii.	Whether the originator(s) of the Mortgage Loan complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

7 January 2022

Attachment A Page 1 of 6

Background

For the purpose of the procedures described in this report, the Depositor indicated that:

a.	The assets of the Issuing Entity will consist primarily of a componentized promissory note evidencing a floating rate interest-only commercial mortgage loan (the “Mortgage Loan”) and
b.	The Mortgage Loan is primarily secured by, among other things, cross-collateralized and cross-defaulted first priority lien mortgages on the borrowers’ fee interests in three multifamily properties consisting of 50 buildings and 1,748 units located in Fairfax County, Virginia (each, a “Property” and collectively, the “Properties”).

Procedures performed and our associated findings

1.	The Depositor provided us with:
a.	An electronic data file (the “Preliminary Data File”) that the Depositor indicated contains information relating to the Mortgage Loan and Properties as of 9 January 2022 (the “Reference Date”) and
b.	Record layout and decode information relating to the information on the Preliminary Data File.

Using the information in the Source Documents, we compared the Compared Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information in the Source Documents indicated on Exhibit 2 to Attachment A, subject to the instructions, assumptions and methodologies stated in the notes on Exhibit 2 to Attachment A. If more than one Source Document is listed for a Compared Characteristic, the Depositor instructed us to note agreement if the value on the Preliminary Data File for the Compared Characteristic agreed with the corresponding information in at least one of the Source Documents listed for such Compared Characteristic on Exhibit 2 to Attachment A (except as described in the notes on Exhibit 2 to Attachment A). We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Compared Characteristics listed on Exhibit 2 to Attachment A.

We performed certain procedures on earlier versions of the Data Files and communicated differences prior to being provided the Data Files which were subjected to the procedures as described herein.

2.	As instructed by the Depositor, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in the Item above and provided a list of such differences to the Depositor. The Preliminary Data File, as so adjusted, is hereinafter referred to as the “Updated Data File.”

Attachment A Page 2 of 6

3.	Subsequent to the performance of the procedures described in the Items above, we received from the Depositor:
a.	An electronic data file (the “Final Data File,” which together with the Preliminary Data File comprise the Data Files) that the Depositor indicated contains information relating to the Mortgage Loan and Properties as of the Reference Date and
b.	Record layout and decode information relating to the information on the Final Data File.

Using information on the:

a.	Final Data File and
b.	Updated Data File,

we compared each Compared Characteristic listed on Exhibit 2 to Attachment A, as shown on the Final Data File, to the corresponding information on the Updated Data File and found such information to be in agreement.

4.	Using the “First Payment Date,” as shown on the Final Data File, we recalculated the “Seasoning” of the Mortgage Loan as of the Reference Date. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

5.	Using the:
a.	First Payment Date,
b.	Initial Maturity Date and
c.	Fully Extended Maturity Date,

as shown on the Final Data File, we recalculated the:

i.	Initial Loan Term and
ii.	Fully Extended Loan Term

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

6.	Using the:
a.	Seasoning,
b.	Initial Loan Term and
c.	Fully Extended Loan Term,

as shown on the Final Data File, we recalculated the:

i.	Remaining Term to Initial Maturity and
ii.	Fully Extended Remaining Term to Maturity

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 3 of 6

7.	The applicable Source Document(s) indicate that the Mortgage Loan is interest-only for its entire term, including during any extension period options. Based on this information, the Depositor instructed us to:
a.	Use “0” for the “Amortization Term” of the Mortgage Loan,
b.	Use the “Initial Loan Term,” as shown on the Final Data File, for the “IO Period” of the Mortgage Loan,
c.	Use the “Fully Extended Loan Term,” as shown on the Final Data File, for the “Fully Extended IO Period” of the Mortgage Loan and
d.	Use the “Original Mortgage Loan Balance,” as shown on the Final Data File, for the:
i.	Principal balance of the Mortgage Loan and each Property as of the Reference Date (the “Cut-off Date Mortgage Loan Balance”) and
ii.	Principal balance of the Mortgage Loan and each Property as of the “Initial Maturity Date” of the Mortgage Loan (the “Mortgage Loan Balance at Maturity”).

We compared this information to the corresponding information on the Final Data File and found such information to be in agreement.

8.	Using the “Cut-off Date Mortgage Loan Balance,” as shown on the Final Data File, we recalculated the “% of Cut-off Date Mortgage Loan Balance” of the Mortgage Loan and each Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

9.	Using the:
a.	Mortgage Loan Spread,
b.	SOFR Floor and
c.	SOFR Cap Strike Price,

as shown on the Final Data File, and a SOFR assumption of 0.06000% provided by the Depositor, we recalculated the:

i.	Assumed Mortgage Loan Interest Rate and
ii.	Mortgage Loan Interest Rate @ SOFR Cap

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 4 of 6

10.	Using the:
a.	Original Mortgage Loan Balance,
b.	Assumed Mortgage Loan Interest Rate,
c.	Mortgage Loan Interest Rate @ SOFR Cap and
d.	Accrual Basis,

as shown on the Final Data File, and the calculation methodologies provided by the Depositor described in the succeeding paragraph(s) of this Item, we recalculated the:

i.	Mortgage Loan Annual Debt Service,
ii.	Mortgage Loan Monthly Debt Service,
iii.	Mortgage Loan Annual Debt Service @ SOFR Cap and
iv.	Monthly Debt Service @ SOFR Cap

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Mortgage Loan Annual Debt Service” of the Mortgage Loan as the product, rounded to two decimal places, of:

a.	The “Original Mortgage Loan Balance,” as shown on the Final Data File,
b.	The “Assumed Mortgage Loan Interest Rate,” as shown on the Final Data File, and
c.	365/360.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Mortgage Loan Monthly Debt Service” of the Mortgage Loan as 1/12th of the “Mortgage Loan Annual Debt Service.”

For the purpose of this procedure, the Depositor instructed us to recalculate the “Mortgage Loan Annual Debt Service @ SOFR Cap” of the Mortgage Loan as the product, rounded to two decimal places, of:

a.	The “Original Mortgage Loan Balance,” as shown on the Final Data File,
b.	The “Mortgage Loan Interest Rate @ SOFR Cap,” as shown on the Final Data File, and
c.	365/360.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Monthly Debt Service @ SOFR Cap” of the Mortgage Loan as 1/12th of the “Mortgage Loan Annual Debt Service @ SOFR Cap.”

Attachment A Page 5 of 6

11.	Using the:
a.	Cut-off Date Mortgage Loan Balance,
b.	Mortgage Loan Balance at Maturity,
c.	Mortgage Loan Annual Debt Service,
d.	Mortgage Loan Annual Debt Service @ SOFR Cap,
e.	As-is Appraisal Value,
f.	UW Financials NOI,
g.	UW Financials Net Cash Flow and
h.	Total Number of Units,

as shown on the Final Data File, and the applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:

i.	Mortgage Loan Cut-off Date As-Is LTV,
ii.	Mortgage Loan Maturity Date As-Is LTV,
iii.	Mortgage Loan UW NOI DY,
iv.	Mortgage Loan UW NCF DY,
v.	Mortgage Loan UW NOI DSCR,
vi.	Mortgage Loan UW NCF DSCR,
vii.	Mortgage Loan UW NOI DSCR at Cap,
viii.	Mortgage Loan UW NCF DSCR at Cap and
ix.	Mortgage Loan Balance Per Unit

of the Mortgage Loan, and with respect to ix. above, of each Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to:

a.	Round the characteristics listed in i. through iv. above to the nearest 1/10th of one percent and
b.	Round the characteristics listed in v. through viii. above to two decimal places.

12.	Using the:
a.	Mortgage Master Servicer and
b.	Mortgage Primary Servicer,

as shown on the Final Data File, we recalculated the “Mortgage Servicing Fee” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

13.	Using the:
a.	Mortgage Servicing Fee,
b.	Mortgage Trustee/Cert Admin,
c.	Mortgage Operating Advisor Fee and
d.	Mortgage CREFC Fee,

as shown on the Final Data File, we recalculated the “Total Mortgage Admin Fee” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 6 of 6

14.	Using the:
a.	Total Mortgage Admin Fee and
b.	Mortgage Loan Spread,

as shown on the Final Data File, we recalculated the “Net Mortgage Margin” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Exhibit 1 to Attachment A Page 1 of 2

Source Documents

Mortgage Loan Source Documents

Source Document Title	Source Document Date

Promissory Note	20 December 2021

Loan Agreement	20 December 2021

Cash Management Agreement	20 December 2021

Deposit Account Control Agreement	20 December 2021

Interest Rate Cap Agreement	20 December 2021

Bloomberg Screenshot for SOFR Cap Provider Rating	Not Dated

Settlement Statement	20 December 2021

Guaranty Agreement	20 December 2021

Environmental Indemnity Agreement	20 December 2021

Non-Consolidation Opinion	20 December 2021

Property Source Documents

Source Document Title	Source Document Date

Appraisal Reports	17 December 2021

USPS Internet Site (www.usps.com)	Not Applicable

Engineering Reports	Various

Phase I Environmental Reports	Various

Underwriter’s Summary Report	4 January 2021

Underwritten Rent Roll	18 October 2021

Assignment of Management Agreement	20 December 2021

Exhibit 1 to Attachment A Page 2 of 2

Property Source Documents (continued)

Source Document Title	Source Document Date

Pro Forma Title Policies	Not Dated

Insurance Review Report	16 December 2021

CoStar Market and Submarket Reports	Various

Historical Occupancy Report	Not Dated

Capital Expenditure Reports	Not Dated

Exhibit 2 to Attachment A Page 1 of 5

Compared Characteristics and Source Documents

Property Information:

Characteristic	Source Document(s)

Property Address (see Note 1)	Appraisal Report
Property City (see Note 1)	Appraisal Report
State (see Note 1)	Appraisal Report
County	USPS Internet Site (www.usps.com)
Zip Code	USPS Internet Site (www.usps.com)
Property Type	Appraisal Report
Property Subtype	Appraisal Report
Building Count	Appraisal Report
Submarket	Appraisal Report
Property Class	Appraisal Report
Year Built	Appraisal Report
Year Renovated	Appraisal Report
Total Number of Units	Underwritten Rent Roll
One-Bedroom Units	Underwritten Rent Roll
Two-Bedroom Units	Underwritten Rent Roll
Three-Bedroom Units	Underwritten Rent Roll
Most Recent Residential Occupancy (Units) %	Underwritten Rent Roll
Occupancy Date Most Recent	Underwritten Rent Roll

Third Party Information:

Characteristic	Source Document(s)

As-is Appraisal Value	Appraisal Report
Appraised Cap Rate	Appraisal Report
Appraisal Firm	Appraisal Report
As-Is Date of Value	Appraisal Report
Appraisal Type	Appraisal Report
Environmental Firm	Phase I Environmental Report
Phase I Date	Phase I Environmental Report
Phase II Recommended	Phase I Environmental Report
Engineering Firm	Engineering Report
Engineering Report Date	Engineering Report
Environmental Insurance	Insurance Review Report

Exhibit 2 to Attachment A Page 2 of 5

Underwriting Information: (see Note 2)

Characteristic	Source Document(s)

2018 Effective Gross Income	Underwriter’s Summary Report
2018 Expenses	Underwriter’s Summary Report
2018 NOI	Underwriter’s Summary Report
2019 Effective Gross Income	Underwriter’s Summary Report
2019 Expenses	Underwriter’s Summary Report
2019 NOI	Underwriter’s Summary Report
2020 Effective Gross Income	Underwriter’s Summary Report
2020 Expenses	Underwriter’s Summary Report
2020 NOI	Underwriter’s Summary Report
TTM Date	Underwriter’s Summary Report
TTM Effective Gross Income	Underwriter’s Summary Report
TTM Expenses	Underwriter’s Summary Report
TTM NOI	Underwriter’s Summary Report
UW Occupancy	Underwriter’s Summary Report
UW Financials Effective Gross Income	Underwriter’s Summary Report
UW Financials Expense Total	Underwriter’s Summary Report
UW Financials NOI	Underwriter’s Summary Report
UW Replacements	Underwriter’s Summary Report
UW Financials Net Cash Flow	Underwriter’s Summary Report

Reserve and Escrow Information:

Characteristic	Source Document(s)

Initial Tax Escrow	Loan Agreement
Monthly Tax Escrow	Loan Agreement
Initial Insurance Escrow	Loan Agreement
Monthly Insurance Escrow	Loan Agreement
Initial Debt Service Deposit	Loan Agreement
Monthly Debt Service Deposit	Loan Agreement
Replacement Reserves Initial Deposit Amount	Loan Agreement
Replacement Reserves Monthly Deposit Amount	Loan Agreement
Replacement Reserves Cap	Loan Agreement
Deferred Maintenance Reserve Deposit Amount	Loan Agreement
Initial Other Escrow	Loan Agreement
Monthly Other Escrow	Loan Agreement
Description of Other Escrow	Loan Agreement

Exhibit 2 to Attachment A Page 3 of 5

Mortgage Loan Information:

Characteristic	Source Document(s)

Borrower Entity	Loan Agreement
DST	Loan Agreement
Guarantor	Guaranty Agreement
Sponsor	Loan Agreement
Property Manager	Assignment of Management Agreement
Original Mortgage Loan Balance	Loan Agreement
Origination Date	Loan Agreement
Initial Maturity Date	Loan Agreement
Fully Extended Maturity Date	Loan Agreement
Payment Date	Loan Agreement
First Payment Date	Loan Agreement
Exit Fee	Loan Agreement
Extension Options (Yes/No)	Loan Agreement
Extension Options Description	Loan Agreement
Extension Test Description	Loan Agreement
First Extension Fee	Loan Agreement
Second Extension Fee	Loan Agreement
Third Extension Fee	Loan Agreement
Spread Increase	Loan Agreement
First Extension Spread Increase	Loan Agreement
Second Extension Spread Increase	Loan Agreement
Third Extension Spread Increase	Loan Agreement
Grace Period (EoD)	Loan Agreement
Grace Period (Late)	Loan Agreement
Interest Accrual Period Start	Loan Agreement
Interest Accrual Period End	Loan Agreement
Interest Rate Adjustment Frequency	Loan Agreement
SOFR Lookback Days	Loan Agreement
SOFR Floor	Loan Agreement
SOFR Cap Strike Price	Interest Rate Cap Agreement
Extension Term SOFR Cap	Loan Agreement
SOFR Cap Provider Rating (M/S&P/F)	Bloomberg Screenshot for SOFR Cap Provider Rating
SOFR Cap Expiration Date	Interest Rate Cap Agreement
SOFR Cap Provider	Interest Rate Cap Agreement
Rate Type	Loan Agreement
Amortization Type	Loan Agreement
Accrual Basis	Loan Agreement
Mortgage Loan Spread	Loan Agreement
Prepayment String (see Note 3)	Loan Agreement

Exhibit 2 to Attachment A Page 4 of 5

Mortgage Loan Information: (continued)

Characteristic	Source Document(s)

Partial Prepayments Allowed	Loan Agreement
Partial Release Permitted	Loan Agreement
Partial Release Description	Loan Agreement
Substitution Allowed	Loan Agreement
LockBox (Y/N)	Loan Agreement
LockBox Type (see Note 4)	Loan Agreement
Cash Management (see Note 5)	Loan Agreement
Terms/Description of Springing Cash Management (If applicable)	Loan Agreement
Single Asset Entity	Loan Agreement
Single Purpose Entity	Loan Agreement
Future Debt Permitted?	Loan Agreement
Future Debt Description	Loan Agreement
Title Type	Pro Forma Title Policy
Non-Consolidation Letter	Non-Consolidation Opinion
TIC Structure	Loan Agreement
Condo Structure	Loan Agreement
Assumption Fee (%)	Loan Agreement

Notes:

1.	For the purpose of comparing the indicated characteristics, the Depositor instructed us to ignore differences that are due to standard postal abbreviations.

2.	For the purpose of comparing the “Underwriting Information” characteristics that are expressed as dollar values, the Depositor instructed us to ignore differences of +/– $1 or less.

3.	For the purpose of comparing the “Prepayment String” characteristic, the Depositor instructed us to ignore any prepayment premiums or other conditions related to partial release events or partial prepayments to cure certain trigger periods, as described in the applicable Source Document(s).

4.	For the purpose of comparing the “LockBox Type” characteristic, the Depositor instructed us to use “Soft” if the applicable Source Document(s) require the borrower(s) to deposit or cause the manager(s) to deposit all rents collected into a lockbox account controlled by the lender(s).

Exhibit 2 to Attachment A Page 5 of 5

Notes: (continued)

5.	For the purpose of comparing the “Cash Management” characteristic, the Depositor instructed us to use “Springing” if:
a.	Prior to the occurrence of an event of default or one or more specific trigger events described in the applicable Source Document(s), revenue in the lockbox account is transferred to an account controlled by the borrower(s), and
b.	Upon the occurrence of an event of default or one or more specific trigger events described in the applicable Source Document(s), revenue in the lockbox account is transferred to a cash management account controlled by the lender(s), and the funds are dispersed according to the applicable Source Document(s).

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Depositor that are described in the notes above.

Exhibit 3 to Attachment A

Provided Characteristics

Characteristic

Loan Number
Loan / Property
Property Name
Phase II Date
Seismic Insurance
Seismic PML %
Loan Purpose
Master Lease Agreement (Y/N)
Master Lease Details
Earnout / Holdback
Letter of Credit
Mortgage Master Servicer
Mortgage Primary Servicer
Mortgage Trustee/Cert Admin
Mortgage Operating Advisor Fee
Mortgage CREFC Fee

Note:	We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the Provided Characteristics.